战略合作框架协议

Strategic Cooperation Framework Agreement

协议编号：　2018501

Agreement No.:2018501

甲方（需方）：杭州生命世纪华联超市连锁有限公司
地址：杭州市江干区鑫运时代金座4幢719室
Party A (Purchaser): Hangzhou Life Century Hualian Supermarket Chain Co., Ltd.
Address: Room 719, Building 4, Xinyun Times Golden Block, Jianggan District, Hangzhou

乙方（供方）：重庆美肯尔生物科技有限公司
地址：重庆市江北区海尔路319号3-1-2-60
Party B (Supplier): Chongqing Beauty Kenner Biotechnology Co.,Ltd
Address: 3-1-2-60, 319 Haier Road, Jiangbei District, Chongqing.

甲方是中国知名的连锁超市企业，在全国有近万家连锁超市。乙方是自主研发生产专属品牌高科技元宝枫神经酸油、元宝枫籽油胶囊、元宝枫食用油、元宝枫含神经酸配方油、元宝枫咖啡、元宝枫茶、元宝枫罐头、元宝枫化妆、护肤、洗发品、元宝枫食品等系列特色产品。甲方向乙方采购、订购元宝枫系列产品，乙方同意向甲方提供相应的产品与服务，并保证乙方具有制造、生产或销售该产品之人力、技术、设备和资质。为明确甲乙双方合作中权利与义务，保障双方合法权益，本着互惠互利的原则，双方一致达成如下协议：

Whereas Party A is a well-known chain supermarket enterprise in China and has nearly 10,000 supermarket chains nationwide, and Party B independently researches, develops and manufactures brand-specific high-tech characteristic products such as acer truncatum nervonic acid oil, acer truncatum seed oil capsule, acer truncatum edible oil, acer truncatum oil with nervonic acid formula, acer truncatum coffee, acer truncatum tea, canned acer truncatum, acer truncatum cosmetics, acer truncatum skin

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care products, hair wash products and acer truncatum food, Party A intends to purchase and order acer truncatum products, and Party B agrees to provide Party A with corresponding products and services and guarantees that it has the manpower, technology, equipment and qualifications to manufacture, produce or sell such products. In order to clarify the rights and obligations in the cooperation to protect the legitimate rights and interests of both parties, based on the principle of mutual benefit, the parties reach the following agreement:

1. 定义：

1. Definition:

1.1 "协议"指本协议和其附件以及与其相关的生效订单和补充规定。

1.1 "Agreement" refers to this agreement, its annexes, related effective orders and supplementary provisions.

1.2 "协议附件" 指附属本协议的一种有效文件，用来对产品和服务进行说明，包括但不限于《技术规格书》、《保密协议》、《质量协议》、《售后服务协议》、《廉洁协议》等。

1.2 "Agreement Annex" refers to a valid document affiliated with this agreement to describe products and services, including but not limited to *Technical Specification*, *Secrecy Agreement*, *Quality Agreement*, *After-Sales Service Agreement* and *Integrity Agreement*.

1.3 "产品"指甲方订单中所列由乙方提供的经甲方认证合格的相关的产品。

1.3 "Product" refers to relevant products provided by Party B, which are listed in Party A' order and certified by Party A.

1.4 "价格"指在甲方订单中标明的经甲乙双方协商确定的价格，是甲方支付乙方相应订单中产品和服务费用的依据。

1.4 "Price" refers to the price negotiated between the parties and specified in Party A's order. It is the basis for Party A to pay for the product and service of Party B's corresponding order.

1.5 "订单"指甲方向乙方提供的包含订单编号、产品名称、订货数量、订货价格、交货期、交货地点等内容的正式有效的订货通知，是唯一授权乙方按照本

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协议履行交货义务的文件。

1.5 "Order" refers to the formal and effective order notification provided by Party A to Party B, including order number, product name, order quantity, order price, delivery date, delivery place, etc. It is the only document that authorizes Party B to perform delivery obligations in accordance with this agreement.

1.6 交货期：甲方订货单上注明,并经乙方签回确认的交货时间。

1.6 Delivery date: The delivery time specified on Party A's order and confirmed and returned by Party B.

1.7 交货地点：甲方指定的收货地点。

1.7 Delivery place: Delivery place designated by Party A.

2、价格条款：

2. Price terms:

2.1 报价：甲方有权要求乙方针对其所提供的产品进行报价并发出询价（传真和电子邮件有效），乙方接到甲方询价单后，需于1个工作日内以传真或电子邮件形式按照甲方询价单要求的格式向甲方报价。乙方应及时主动地向甲方提供低于市场行情的、具有市场竞争力的产品价格。所有单价应以不含税价报价，同时报价单中应说明所开发票的种类及税率、交货方式、运输费用承担方式。

2.1 Quotation: Party A shall have right to inquire and require Party B to quote for the products it provides (fax and E-mail are valid). After receiving the inquiry, Party B shall quote Party A within 1 working day in the form of fax or E-mail according to the format requested by Party A's inquiry sheet. Party B shall promptly and actively provide Party A with market-competitive product prices that are lower than the market price. All unit prices shall be quoted at a tax-free price, and at the same time, the quotation shall indicate the types and tax rate of invoices to be issued, delivery way and freight undertaking way.

2.2 价格的确定：除非一方要求并经另一方同意按其它书面形式，相关产品的价格均以采购订单的形式经双方代表签字并加盖公章最终确定。如遇到乙方产品降价，未交货的部分订单，乙方同意按降价后的新价格执行。

2.2 Determination of prices: unless one party requires and the other party agrees with

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other written forms, otherwise the prices of relevant products are confirmed in the form of purchase orders, and representatives of both parties shall sign and affix the official seals for final determination. In the event that Party B reduces the product prices, Party B agrees that the orders not delivered will be executed at new price.

2.3 价格变更：在甲方确认市场及相应需求发生变化或其它甲方认为有必要的时候，甲方有权要求乙方降低产品和服务的价格，乙方应尽合理之商业努力配合甲方。甲方应事先通知乙方，经双方协商同意后执行调整后的价格。乙方也可根据市场变化和自身的生产技术的变化主动降价，并及时通知甲方。由于各种原因由乙方单方面进行的提价，应事先书面通知甲方，经双方协商达成一致并做出正式采购订单后方可实施。

2.3 Price changes: Party A shall have the right to require Party B to reduce the prices of products and services when Party A confirms that the market and corresponding demands have changed or Party A deems it necessary, and Party B shall make reasonable commercial efforts to cooperate with Party A. Party A shall notify Party B in advance and execute the adjusted price after mutual agreement. Party B may also voluntarily reduce the price according to changes in the market and its own production technologies and promptly notify Party A. Party B's unilateral price increase for various reasons shall be notified in advance in writing to Party A and can only be executed after the parties reach an agreement and make the formal purchase order.

2.4 价格保密：乙方只能将价格报给甲方指定的相关人员，严禁向非甲方指定人报价。

2.4 Price confidentiality: Party B shall only provide the price for relevant personnel designated by Party A, and it is forbidden to quote to any person that is not designated by Party A.

3、货物订购：

3. Order for goods:

3.1 交货时间：采购订单所记载的交付日期为预估交期，甲方对采购单的交货时

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间有重新安排的权力，最终交期以甲方书面通知为准。

3.1 Delivery time: The delivery date recorded in the purchase order is the estimated delivery date, so that Party A shall have the right to reschedule the delivery time of the purchase order and the final delivery date shall be subject to Party A's written notice.

3.2 订单确认：乙方在收到甲方的订单后，应在 1 个工作日内以书面形式确认订单并回传给甲方（传真件、扫描件有效），同时应电话确认甲方已收到回传订单。经双方盖章确认后的订单即为生效订单，乙方须全面执行生效订单。

3.2 Order confirmation: After receiving Party A's order, Party B shall confirm the order in writing and return to Party A (fax and scanning copy are valid) within 1 working day, and at the same time confirm that Party A has received the returned order. The order confirmed by both parties' seals is the effective order, and Party B shall fully execute the effective order.

3.3 订单变更及撤销：

3.3 Order change and cancellation:

3.3.1订单生效后任何一方无权擅自变更或撤销该订单。除以下情况外，任何一方要求变更或撤销订单，须通过双方友好协商以有效书面形式确认后解决。

3.3.1 No party has the right to arbitrarily change or cancel the order after the order takes effect. Except for the following cases, change or cancellation of order required by any party shall be settled through friendly negotiation and effective written confirmation by both parties.

（1）协议执行期间受不可抗力的影响，且满足本协议不可抗力声明的规定时，一方可以通过有效书面形式通知另一方变更或撤销已生效订单；

(1) When the execution of the agreement is affected by force majeure, which meet the provisions of the force majeure statement in this agreement, one party shall notify the other party in writing to change or cancel the effective order;

（2）乙方在确认订单之前，甲方有权撤销或变更订单；

(2) Party A shall have right to cancel or change the order before Party B confirms the order;

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（3）乙方明确书面通知甲方不能满足已生效订单的相关要求，甲方有权撤销或变更订单，但乙方应承担相应的违约责任；

(3) Party A shall have right to cancel or change the order when Party B expressly informs Party A in writing that it cannot meet the relevant requirements of the effective order, and Party B shall bear the corresponding liability for breach of contract;

（4）乙方如企业破产或申请破产，甲方有权立即向乙方书面通知撤销订单，乙方将同意所有与未完成订单相关的风险、责任以及费用全部由乙方承担。

(4) Party A shall have right to notify Party B in writing of the order cancellation when Party B is bankrupt or applies for bankruptcy, and Party B agrees that all risks, liabilities and expenses related to the uncompleted order shall be borne by Party B.

3.3.2 由于市场变化或其它不可预测因素导致甲方对乙方产品需求减少，甲方可建议减少或终止生效订单，但须于生效订单原定的交货时间前 7 天通知乙方。甲方不因此承担违约责任。

3.3.2 For the decrease in Party A' s demand for Party B's products due to the market changes or other unpredictable factors, Party A may propose to reduce or terminate the effective order and notify Party B 7 days before the original delivery time of the effective order. Party A shall not be liable for breach of contract.

3.4 产品样品：在新产品采购前，乙方有义务依据甲方的书面要求免费向甲方提供一定数量的样品以供甲方进行市场测试，若乙方要求归还样品，送样时应声明。

3.4 Product sample: Before the new products are purchased, Party B shall be obliged to provide Party A with a certain amount of samples free of charge for Party A's market testing according to Party A's written requirements. If Party B requests return of the sample, it shall be specified when sending the sample.

3.5 库存：乙方尽量为甲方保持一定量的成品库存，以满足甲方因特殊情况紧急调货的要求，具体数量应由甲、乙双方根据需求预测协商确定。

3.5 Inventory: Party B shall maintain a certain amount of finished product inventory for Party A to meet Party A's requirements of emergency transfer of goods due to special circumstances. The specific quantity shall be agreed by the parties according

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to the demand estimation.

4、货物的运输与交付

4. Transportation and delivery of goods

4.1 交货服务：乙方将产品运到相关生效订单中指定地点，办理交货手续，并同时提供有关产品的资料。乙方应在办理货物运输手续后立即书面通知甲方，该通知应包括发运时间、货号、货物名称、交货数量、指定交货人、联系电话、交货地点等内容。在产品到达交货地点前的运输费、装卸费等费用由乙方负担。货物由甲方签收之前所有风险和费用由乙方承担。甲方签收货物的签收单务必一日内传真或扫描发给乙方。

4.1 Delivery service: Party B shall deliver the products to the designated place in the relevant effective order, go through the delivery formalities and provide the relevant product information at the same time. Party B shall promptly notify Party A in writing of shipment time, goods number, goods name, delivered quantity, designated delivery person, contact number, delivery place, etc. after going through the transportation formalities. The expenses of transportation, loading and unloading before the products arrive at the delivery place shall be borne by Party B. All risks and expenses occurred before the goods are accepted by Party A shall be borne by Party B. The receipt for goods of Party A shall be faxed or scanned to Party B within one day.

4.2 提早交货：事先未经甲方书面同意，乙方提前 2 天以上交货，视为乙方提早交货。甲方有权拒收乙方货物，乙方应承担由此产生的风险与费用。

4.2 Advanced delivery: Without prior written consent of Party A, if the real delivery date is not less than 2 days ahead of specified time, it shall be regarded as advanced delivery by Party B. Party A shall have the right to reject Party B's goods, and Party B shall bear the risks and expenses arising therefrom.

4.3 延迟交货：事先未经甲方书面同意，乙方在超过订单规定交货期交货，视为乙方延迟交货。

4.3 Delayed delivery: Without prior written consent of Party A, if the real delivery date is after the specified time in the order, it shall be regarded as delayed delivery by Party B.

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4.4 货物不符：事先未经甲方书面许可，甲方在约定的验收时间内发现乙方所交货物与甲方认证的样品或双方约定标准不一致，甲方视为乙方货物不符。甲方有权将货物退回乙方，并根据造成的损失向乙方索赔。

4.4 Goods inconsistency: Without prior written consent of Party A, if Party A finds the goods delivered by Party B are inconsistent with the samples certified by Party A or the mutually agreed standards during the agreed acceptance time, it shall be regarded as non-conformity goods. Party A shall have right to return the goods to Party B and claim compensation from Party B according to losses caused.

4.5 超出交货：事先未经甲方书面许可，乙方所交货物超出订单订货量，甲方视为乙方超出交货。甲方有权拒收多余货物并只须支付生效订单约定的货款。

4.5 Extra delivery: Without prior written consent of Party A, if the quantity of goods delivered by Party B exceeds the specified quantity of the order, it shall be regarded as extra delivery. Party A shall have right to reject the extra goods and only pay the agreed amount of effective order.

4.6 更改交货地：甲、乙双方如果更改交货地点需提前于交货期5 天以上书面通知对方。交货地点的更改须由甲乙双方共同协商决定。如因擅自更改交货地造成的一切损失将由更改方承担。

4.6 Change of delivery place: If any party changes the delivery place, such party shall notify the other party not less than 5 days before the delivery date in writing. The change of delivery place shall be determined by the mutual negotiation between the parties. Any loss resulting from unauthorized change to the delivery place shall be borne by the party who makes the change.

5、货物验收：

5. Acceptance of goods:

5.1 货物包装：乙方须保证向甲方提供的产品有统一的包装方式，这种包装方式必须符合甲方的包装技术要求。如甲方未作要求，包装物应保证符合运输、产品安全（保证产品在搬运、贮存、包装、交付过程中不会导致产品的品质恶化）及中华人民共和国国家安全的要求。

5.1 Packaging of goods: Party B shall ensure that the products provided to Party A

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shall have a uniform packaging, and this packaging shall comply with Party A's packaging technical requirements. If Party A does not make any requirement, the packaging shall meet the requirements of transportation, product safety (to ensure that the product quality will not be deteriorated during the handling, storage, packaging and delivery) and national security of the People's Republic of China.

5.2 乙方应在产品外包装作清晰的统一标识，标识内容至少应包括：产品名称、公司地址、生产许可证号、执行标准、装箱数量、生产日期、摆放注意标识、最终检验合格性标识等。

5.2 Party B shall make a clear uniform mark on the outer packaging of the products, which shall at least include product name, company address, production license number, executive standard, packing quantity, production date, placing cautionary mark, final inspection conformity mark, etc.

5.3 甲方收到货物后，甲方在到货15个工作日内完成对乙方产品的初次验收。货物外观无损、数量无误、型号规格符合相关标准（详见《技术规格书》中的《检验规范》，即为验收合格。此时的验收为外观验收，不涉及对乙方产品质量的确认。

5.3 After receiving the goods, Party A shall complete the initial acceptance of Party B's products within 15 working days. If the appearance of the goods is non-destructive, the quantity is correct and the type specification is in compliance with the relevant standards (see *Inspection Specification* in *Technical Specification*), the goods are acceptable. Such acceptance is just for appearance and does not involve the confirmation of Party B's product quality.

5.4 当货物送交给甲方后发生的灭失和损坏由甲方负责（但乙方应对由于其自身或产品固有的原因造成的损坏或灭失承担全过程的责任），在此之前的货物灭失与损坏由乙方负责。

5.4 The loss and damage occurring after the goods are delivered to Party A shall be borne by Party A (but the damage or loss due to Party B or products themselves shall be borne by Party B for the entire process), heretofore, the damage and loss of goods shall be borne by Party B.

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6、货款支付：

6. Payment of goods:

6.1 付款方式：经过双方协商同意付款方式，甲方应按照本协议及生效订单约定的付款条件付款。

6.1 Payment method: After reaching an agreement on payment method, Party A shall make the payment according to this agreement and payment terms agreed on the effective order.

6.2 发票要求：

6.2 Requirements of invoice:

6.2.1 乙方应按照甲方的要求开具并交付甲方正本增值税发票一式两份。乙方发票上的户名、开户行、账号等银行信息须与甲方提供的银行信息相一致。

6.2.1 Party B shall issue and deliver the original value-added tax invoice in duplicate according to the requirements of Party A. The bank information such as account name, opening bank and account number on Party B's invoice shall be consistent with the bank information provided by Party A.

6.2.2 凡到期货款，乙方须提供对账单及由甲方验收人员签收的送货单，甲方核对无误后，乙方提供发票后，甲方方可付款。

6.2.2 For due payment, Party B shall provide statement of account and delivery note accepted by Party A's acceptance personnel. After checking by Party A with no error, Party A shall make the payment after Party B provides the invoice.

6.2.3 乙方发票上的户名、开户行、账号等银行信息须与甲方提供的银行信息相一致。如乙方未及时提供发票或发票内容有误造成甲方逾期付款，甲方不承担任何责任。

6.2.3 The bank information such as account name, opening bank and account number on Party B's invoice shall be consistent with the bank information provided by Party A. Overdue payment by Party A due to the fact that Party B fails to provide the invoice or the contents of the invoice are not correct, Party A shall not bear any liability.

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7、保证条款：乙方应保证：

7. Warranty terms: Party B shall guarantee that

7.1 没有索赔、扣押或其它行为存在或威胁到乙方，以致妨碍到甲方对产品的使用和销售；

7.1 No claims, distrain or other acts exist or threaten Party B, which impedes Party A's use and sales of the products;

7.2 对本协议的执行不会违反与其相关产品制造地的任何协议条款、责任、法律、法规和法令；

7.2 The execution of this agreement shall not violate any agreement terms, liabilities, laws, regulations and ordinances of its related product manufacturing places;

7.3 乙方提供的产品应符合下列标准：

7.3 Products provided by Party B shall meet the following standards:

（1）中华人民共和国产品质量法；

(1) Law of the People's Republic of China on Product Quality;

（2）中华人民共和国（或行业）强制性标准；

(2) Mandatory Standards of the People's Republic of China (or industry)

（3）乙方产品说明书上指示的标准；

(3) Standards indicated on the product specification of Party B;

（4）本协议及其附件的技术标准和规范的要求；

(4) Requirements of the technical standards and specifications of this agreement and its annexes;

7.4 乙方提供的产品不侵犯任何第三方的知识产权；

7.4 Products provided by Party B do not infringe the intellectual property rights of any third party;

7.5 遵守"价格条款"的有关规定，不进行欺诈性报价；

7.5 Comply with the relevant provisions of the "Price Terms" without fraudulent quotation;

8、知识产权：对于甲方在使用、销售产品时必须拥有知识产权许可的产品，

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乙方依据本协议已向甲方授予了该知识产权的非独占性、不可撤消的、免费的使用许可，甲方不承担任何由乙方违背相关知识产权规定所引致的法律责任。如乙方由此引起法律纠纷并给甲方造成经济损失，甲方保留索赔权利，索赔金额视由给甲方造成的损失决定，损失不易确定的，乙方承诺支付甲方不低于5万元作为违约金。

8. Intellectual property right: For the products that Party A shall have intellectual property right permission to use or sell, Party B has granted Party A non-exclusive, irrevocable, free permission to use the intellectual property right pursuant to this agreement. Party A shall not bear any liability arising from Party B's violation of relevant intellectual property rights provisions. If Party B causes legal disputes and economic losses of Party A, Party A reserves the right to claim compensation. The ad damnum is determined by the losses of Party A. If the losses are not easily determined, Party B commits to pay Party A the penalty of not less than RMB 50,000.

9、保密：甲乙双方应严格执行《保密协议》中的相关规定。

9. Confidentiality: Party A and Party B shall strictly execute the relevant provisions of *Secrecy Agreement*.

10、违约责任

10. Liability for breach of contract

10.1 乙方延期交货（包括部分延期）的，每日按延期部分货物价款的百分之一计算向甲方支付违约金；延期超过 10 日的，甲方有权选择解除订单或要求乙方从延期交货之日起每日按延期部分货物价款的百分之二支付违约金；甲方选择解除订单或合同的，乙方应向甲方支付订单总价款 20%的违约金；因乙方违约，甲方可从货款中直接抵扣乙方违约应付的各种款项，不足部分，乙方应在 5 日内支付给甲方。

10.1 For Party B's delayed delivery (including partial extension), the penalty paid to Party A shall be calculated at 1% of the price of the delayed goods per day; for the extension of over 10 days, Party A shall have right to cancel the order or require Party B to pay the penalty calculated at 2% of the price of delayed goods per day since the date of delayed delivery; if Party A chooses to cancel the order or contract, Party B

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shall pay Party A penalty of 20% of the total price of the order; if Party B violates the agreement, Party A shall directly deduct the various amounts that Party B shall pay for breach of contract from the goods payment, and Party B shall pay Party A the insufficient amount within 5 days.

10.2 对乙方及其人员因侵犯第三方的知识产权及其它权利或因违反本协议的条款而引起的第三方对甲方的指控或索赔，乙方应为甲方抗辩，或在甲方的要求下合作抗辩，并应承担因此而产生的所有损失，包括但不限于民事赔偿、行政罚款、律师费、案件受理费、执行费等。

10.2 Party B shall defend for Party A against accusing or claims by the third party arising from Party B's and its personnel's infringement of the third party's intellectual property right and other rights or breach of the terms of this agreement, or shall cooperate with Party A for the defense at Party A's request, and shall bear all losses arising therefrom, including but not limited to civil compensation, administrative fine, attorney fee, court acceptance fee and execution fee.

10.3 若因乙方过错导致侵犯第三方知识产权，在此类的诉讼或索赔可能发生或已经发生时，乙方应自行承担费用并按如下程序采取可行的补救措施：

10.3 If the lawsuits or claims on infringement of the third party's intellectual property right due to Party B's fault may occur or have occurred, Party B shall bear the costs and adopt the following procedures to take feasible remedial measures:

（1）使甲方得到继续使用和销售符合本协议的产品的权利；

(1) Enable Party A to obtain the right to continue to use and sell the products in accordance with this agreement;

（2）修改产品，使其不侵犯他人权利并符合本协议；

(2) Modify the product so that it does not infringe upon the rights of others and complies with this agreement;

（3）用不侵权且符合本协议的产品替换该侵权的产品；

(3) Replace the infringing product with a non-infringing product that complies with this agreement;

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（4）如果甲方有要求，甲方可向乙方退回侵权产品，乙方应退还已付金额，赔偿给甲方造成的损失。

(4) At Party A's request, Party A can return the infringing product to Party B, and Party B shall refund the amount paid and compensate Party A for the loss caused.

10.4 因乙方产品的质量或功能不符合本协议约定，导致甲方对第三方承担违约或侵权责任，甲方有权要求乙方承担该责任，且乙方需赔偿相应的损失。

10.4 For the quality or function of Party B's product that does not comply with this agreement and leads the result that Party A shall be liable for breach of contract or infringement to the third party, Party A shall have right to request Party B to bear such liability and Party B shall compensate the corresponding loss.

11、不可抗力声明：

11. Force majeure statement:

不可抗力系指协议双方缔结协议时所不能预见、并且它的发生及后果是不能克服和不能避免的客观情况。一方因不可抗力不能履行协议时，根据不可抗力的影响，可以部分或全部免除责任，但该方应于事件发生后，立即用电报或传真通知对方，并在事件发生后 15 天内用特快专递向对方发出事件发生地点有关政府部门或商会出具的证明，以证实不可抗力的存在。一方迟延履行后发生不可抗力的，不能免除责任。

Force majeure refers to the objective situation that cannot be foreseen when the parties enter into the agreement, and its occurrence and consequences are insurmountable and unavoidable. When one party is unable to perform the agreement due to the force majeure, it may be exempted partly or in full according to the influence of force majeure. However, the party shall notify the other party by telegram or fax immediately after the occurrence of the incident and send the certificate issued by the government department or chamber of commerce related to the incident occurrence place by express mail within 15 days after the occurrence of the incident to confirm the existence of force majeure. If the force majeure occurs when one party delays the performance, it cannot be exempted from liability.

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12、附件：

12. Annex:

以下勾选的附件均为本协议不可分割的一部分，具备同等法律效力。双方依据本协议签署的生效采购订单以及后续的各类修订补充文件和子协议，均为本协议的附件。

The following checked annexes are the integral part of this agreement with the same legal effect. The effective purchase order and the subsequent amended supplementary documents and sub-agreements signed by the parties according to this agreement are the annexes of this agreement.

(1)□保密协议　(2) □廉洁协议　(3) □质量协议

(4)□售后协议　(5) □技术协议　(6)□其他协议____________

(1)□Secrecy Agreement

(2)□Integrity Agreement

(3)□Quality Agreement

(4)□After-Sales Agreement

(5)□Technical Agreement

(6)□Other Agreements ____________

13、争议解决：

13. Dispute settlement:

有关此合同的争议应通过双方友好协商解决。如果通过协商不能达成一致，双方同意向甲方住所地人民法院提起诉讼。

Disputes about this contract shall be settled through friendly negotiations between the parties. If no agreement can be reached through negotiation, the parties agree to file a lawsuit in the People's Court where Party A's domicile is located.

14、协议附则：

14. Supplementary provisions of the agreement:

14.1 协议期限：本协议有效期限：自 2018年 5 月 25日到 2023 年 5

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月 25 日。合同到期，甲乙双方如无异议，合同继续顺延至甲乙双方同意解除为止。

14.1 Term of agreement: the valid term of this agreement: from May 25, 2018 to May 25, 2023. When the contract expires, if there is no objection, this contract will be continued until the parties agree the dissolution of contract.

14.2 协议解除：任一方如果不按照本协议规定的履行期履行本协议及其附件协议，或在合作过程中被相对方发现带有如下商业欺诈行为，相对方有权解除协议，但已生效订单不可取消或变更，解除协议不影响该方的索赔权利。

14.2 Dissolution of contract: if either party fails to perform this agreement and its annex in accordance with the performance period specified in this agreement, or the following commercial frauds of either party are found by the other party during the cooperation, the other party shall have right to terminate the agreement, but the effective order shall not be canceled or changed. Dissolution of agreement shall not affect the claim rights of such party.

（1）一方提供给另一方虚假信息以获取自身利益的行为；

(1) The act of either party that provides false information to the other party for its own interests;

（2）一方通过与另一方内部任何人员以任何形式的不正当合作损害该方利益的行为；

(2) The act of either party that unlawfully cooperates with any person of the other party in any form to harm the interests of such party;

（3）乙方未依约定履行义务，导致甲方的协议目的不能实现或经甲方催告后7天内乙方不予合理解释的行为；

(3) The act that Party B's failure to perform obligations in accordance with the agreement results in Party A's failure to achieve the purpose of the agreement or Party B fails to give reasonable explanation within 7 days after Party A's interpellation;

14.3 协议变更：所有协议的变更（包括补充、修订等）需经双方代表签章确认后才能生效。

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14.3 Change of agreement: Changes (including supplements, amendments, etc.) to all agreements shall be confirmed by signature of the parties before they come into force

14.4 本协议正本一式四份，双方各持二份,具有同等的法律效力。

14.4 This agreement shall be provided in four originals, with each party acknowledging having hold two originals with the same legal effect.

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(The remainder of this page is intentionally left blank and it is signing and sealing page for the parties)

甲方（盖章）：杭州生命世纪华联超市连锁有限公司

Party A (seal): Hangzhou Life Century Hualian Supermarket Chain Co., Ltd.

授权代表：

Authorized representative:

乙方（盖章）：重庆美肯尔生物科技有限公司

Party B (seal): Chongqing Beauty Kenner Biotechnology Co., Ltd.

授权代表：

Authorized representative:

签约地点： 北京

签约时间： 2018 年 5 月 25 日

Signing place: Beijing

Signing date: May 25, 2018

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